UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 30, 2026

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 East Erie Street, Suite 400         Milwaukee, Wisconsin53202

(Address of principal executive offices)

Registrant's telephone number, including area code:         (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01         Entry into a Material Definitive Agreement.

On June 30, 2026, Twin Disc, Incorporated (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) among the Company, as Borrower; Kobelt Manufacturing Co. Ltd. ("Kobelt"), as Guarantor; Bank of Montreal, as a Lender, Administrative Agent, Swing Line Lender, and L/C Issuer; and JPMorgan Chase Bank, N.A. ("Chase"), as a Lender. The Credit Agreement refinances and replaces the credit agreement dated February 14, 2025 among the Company, Kobelt, and Bank of Montreal. Capitalized terms in this Current Report that are not otherwise defined herein are defined in the Credit Agreement.

Pursuant to the Credit Agreement, Bank of Montreal and Chase (the “Lenders”) made Term Loans to the Company in an aggregate principal amount of $30,000,000. The maturity date of the Tem Loans is June 30, 2031, and the Company is required to make principal installments on the Term Loans of at least $375,000, per quarter (increasing to $562,500 per quarter for the quarter ending on or about September 30, 2028, and $750,000 per quarter for the quarter ending on or about September 30, 2030).

The Credit Agreement also allows the Company to enter into Revolving Loans with the Lenders from time to time prior to June 30, 2031 (the “Revolving Credit Termination Date”) in amounts not to exceed $60,000,000 (the “Revolving Credit Commitment”). The Revolving Credit Commitment includes a $5,000,000 sublimit for Swing Loans and a $4,000,000 sublimit for Letters of Credit that may be requested by the Company from time to time until the Revolving Credit Termination Date. Each Swing Loan or Letter of Credit provided pursuant to the terms of the Credit Agreement shall be a Revolving Loan provided under the Revolving Credit Commitment.

Interest rates under the Credit Agreement are based on the secured overnight financing rate (“SOFR”), the euro interbank offered rate (the “EURIBO Rate”), the Canadian Overnight Repo Rate Average (the “CORRA”), or a Base Rate based on the highest of the prime rate, federal funds rate, or Term SOFR.  Loans under the Credit Agreement are designated as either as SOFR Loans, which accrue interest at a Term SOFR plus an Applicable Margin; Base Rate Loans, which accrue interest at the Base Rate plus an Applicable Margin; Eurodollar Loans, which accrue interest at the EURIBO Rate plus an Applicable Margin; Term CORRA Loans, which accrue interest at an Adjusted Term CORRA plus an Applicable Margin; Daily Compounded CORRA Loans, which accrue interest at a Daily Compounded CORRA plus an Applicable Margin; or Canadian Prime Rate Loans, which accrue interest at the Canadian Prime Rate plus an Applicable Margin. The Applicable Margin for Loans is between 1.50% and 3.00%, and the Applicable Margin for the Unused Revolving Credit Commitment is between 0.15% and 0.30% (each depending on the Company’s Total Funded Debt to EBITDA ratio). The Term Loan has been designated as a SOFR Loan.

Borrowings under the Credit Agreement are secured by substantially all of the Company’s and Kobelt’s personal property, including accounts receivable, inventory, machinery and equipment, and intellectual property. The Company has also pledged 65% of its equity interests in certain foreign subsidiaries.  To effect these security interests, the Company entered into an Amended and Restated Security Agreement, Amended and Restated IP Security Agreement, Amended and Restated Pledge Agreement, and Amended and Restated Perfection Certificate with the Administrative Agent, and the Company has agreed to enter into an Amended and Restated Agreement as to Liens and Encumbrances and Amended and Restated Negative Pledge Agreement with the Administrative Agent with regard to the Company’s real property.

Upon the occurrence of an Event of Default, the Administrative Agent may take the following actions upon written notice to the Company: (1) terminate the remaining Commitments and all obligations of the Lenders under the Credit Agreement; (2) declare the principal and accrued interest of all Loans outstanding under the Credit Agreement to be immediately due and payable; and (3) demand the Company to immediately Cash Collateralize the outstanding L/C Obligations in an amount equal to 105% of the aggregate L/C Obligations.  If such Event of Default is due to the Company’s bankruptcy, the actions and obligations listed above shall occur without notice to the Company.

A copy of the Credit Agreement is attached to this report as Exhibit 1.1 and is incorporated herein by reference. Copies of the Sixth Amended and Restated Revolving Note with Bank of Montreal, Revolving Note with Chase, Third Amended and Restated Term Note with Bank of Montreal, Term Note with Chase, and Swing Note with Bank of Montreal (collectively, the “Notes”), are attached to this report as Exhibits 1.2, 1.3, 1.4, 1.5, and 1.6 and are incorporated herein by reference. Copies of the Amended and Restated Security Agreement, Amended and Restated IP Security Agreement, Amended and Restated Pledge Agreement, Amended and Restated Perfection Certificate, Amended and Restated Agreement as to Liens and Encumbrances, and Amended and Restated Negative Pledge Agreement (the “Ancillary Agreements”) are attached to this report as Exhibits 1.7, 1.8, 1.9 1.10, 1.11, and 1.12, and are hereby incorporated herein by reference. The above descriptions of the Credit Agreement, the Notes, and the Ancillary Agreements are qualified in their entirety by reference to the Exhibits attached hereto.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above with respect to the Credit Agreement is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
1.1	Credit Agreement By and Among Twin Disc, Incorporated, Kobelt Manufacturing Co. Ltd., Bank of Montreal, and JPMorgan Chase Bank, N.A., dated June 30, 2026.
1.2	Sixth Amended and Restated Revolving Note Between Twin Disc, Incorporated and Bank of Montreal
1.3	Revolving Note Between Twin Disc, Incorporated and JPMorgan Chase Bank N.A.
1.4	Third Amended and Restated Term Note Between Twin Disc, Incorporated and Bank of Montreal
1.5	Term Note Between Twin Disc, Incorporated and JPMorgan Chase Bank, N.A.
1.6	Swing Note Between Twin Disc, Incorporated and Bank of Montreal
1.7	Amended and Restated Security Agreement Between Twin Disc, Incorporated and Bank of Montreal
1.8	Amended and Restated IP Security Agreement Between Twin Disc, Incorporated and Bank of Montreal
1.9	Amended and Restated Pledge Agreement Between Twin Disc, Incorporated and Bank of Montreal
1.10*	Amended and Restated Perfection Certificate Between Twin Disc, Incorporated and Bank of Montreal
1.11*	Amended and Restated Agreement as to Liens and Encumbrances Between Twin Disc, Incorporated and Bank of Montreal
1.12	Amended and Restated Negative Pledge Agreement Between Twin Disc, Incorporated and Bank of Montreal
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules attached to the Amended and Restated Perfection Certificate and the Amended and Restated Agreement as to Liens and Encumbrances have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	Twin Disc, Incorporated

/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary